Exhibit 99.1

EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT is made as of December 13, 2005, by and between RC2 Corporation, a Delaware corporation and its subsidiaries (the “Company”), and Richard E. Rothkopf (the “Employee”). Certain capitalized terms used herein are defined in section 10 below.

RECITALS

A.  The Company and the Employee desire to terminate any and all prior agreements, whether oral or written, between the parties and between the Employee and Company relating to the Employee’s employment.

B.  The Company desires to employ the Employee and the Employee is willing to make his services available to the Company on the terms and conditions set forth below.

AGREEMENTS

In consideration of the premises and the mutual agreements which follow, the parties agree as follows:

1.  Employment. The Company hereby employs the Employee and the Employee hereby accepts employment with the Company on the terms and subject to the conditions set forth in this Agreement.

2.  Term. The term of the Employee’s employment hereunder shall commence on the date hereof and shall continue until terminated as provided in section 6 below.

3.  Duties. The Employee shall serve as the Chairman of Learning Curve International, Inc. (“LCI”) a wholly owned subsidiary of the Company and as an Executive Vice President of RC2 Corporation and will, under the direction of the Company’s Chief Executive Officer and President, faithfully and to the best of his ability, perform the duties of such position. The Employee shall be one of the principal executive officers and Senior Management of the Company and shall, subject to the control of the Company’s Board of Directors, have the normal duties, responsibilities and authority associated with such position. The Employee shall also perform such additional duties and responsibilities which may from time to time be reasonably assigned or delegated by the Chief Executive Officer and/or President and/or the Board of Directors of the Company. The Employee agrees to devote his entire business time, effort, skill and attention to the proper discharge of such duties while employed by the Company; provided that the Employee may serve on corporate, civic or charitable boards or committees, fill speaking engagements, manage personal investments or engage in other business activities from time to time on the condition that such activities do not individually or in the aggregate significantly interfere with the performance of the Employee’s duties under this Agreement, subject in each case to the prior approval of the Company, such approval not to be unreasonably withheld or delayed. The Company agrees that Employee may serve as chairman of a company to be formed during the contract period by Rob Lawes and Charles Caminada (RCD) which company’s main business purpose is the production and broadcast of children’s television programming, provided that such service does not interfere with Employee’s duties under this Agreement; and provided further, that Employee will cease serving on behalf of the foregoing company if it becomes a competitor of the Company.

4.  Compensation. The Employee shall continue to receive a base salary of $200,000 per year, payable in regular and equal monthly installments (the “Base Salary”). The Base Salary will increase to $210,000 per year beginning on April 3, 2006.

5.  Fringe Benefits.

            (a)  Vacation. The Employee shall be entitled to four weeks of paid vacation annually. The Employee and the Company shall mutually determine the time and intervals of such vacation.

            (b)  Medical, Health, Dental, Disability and Life Coverage. The Employee shall be eligible to participate in any medical, health, dental, disability and life insurance policy in effect for the Senior Management of the Company.

            (c)  Incentive Bonus and Stock Ownership Plans. The Employee shall be entitled to participate in any incentive bonus plan, incentive stock option or other stock ownership plan or other incentive compensation plan developed generally for the Senior Management of the Company, on a basis consistent with his position and level of total compensation with the Company. Without limiting the foregoing, Employee shall be entitled to participate in (i) the annual RC2 Corporation Incentive Bonus Plan on a basis consistent with past practice and his position and level of compensation with the Company, and (ii) the RC2 Corporation Top Management Additional Bonus Plan. With respect to Employee's participation in the annual RC2 Corporation Incentive Bonus Plan, Employee shall have a target bonus amount of $400,000 based on an agreed formula consistent with the bonus formula applicable to the Company's Chief Executive Officer and President. In addition, Employee shall be entitled to participate in the RC2 Corporation 2005 Stock Incentive Plan (the “Option Plan”), on a basis consistent with his position and level of total compensation with the Company.

            (d)  Automobile. The Company agrees to reimburse the Employee up to $600.00 per month, as such amount may be increased from time to time consistent with the Company’s reimbursement policy for the Senior Management of the Company to cover Employee’s expenses in connection with his leasing or use of an automobile. Additionally, the Company will pay for the gas used for business purposes. All maintenance and insurance expense for the automobile is the responsibility of the Employee.

            (e)  Reimbursement for Reasonable Business Expenses. The Company shall pay or reimburse the Employee for reasonable expenses incurred by him in connection with the performance of his duties pursuant to this Agreement including, but not limited to, travel expenses, expenses in connection with seminars, professional conventions or similar professional functions and other reasonable business expenses.

            (f)  Key Man Insurance. The parties agree that the Company has the option to purchase one or more key man life insurance policies upon the life of the Employee. The Company shall own and shall have the absolute right to name the beneficiary or beneficiaries of said policy. The Employee agrees to cooperate fully with the Company in securing said policy, including, but not limited to submitting himself to any physical examination which may be required at such reasonable times and places as Company shall specify.

6.  Termination.

            (a)  Termination of the Employment Period. The Employment Period shall continue until the earlier of: (i) March 31, 2008 unless the parties mutually agree in writing to extend the term of this Agreement (such date hereof or such extended date being referred to herein as the “Expected Completion Date”), (ii) the date of the Employee’s death or Disability, (iii) the date the Employee resigns or (iv) the date that the Board of Directors determines that termination of Employee’s employment is in the best interests of the Company (the “Employment Period”). The last day of the Employment Period shall be referred to herein as the “Termination Date.”

            (b)  Definitions.

          (i)  For purposes of this Agreement, “Disability” shall mean a physical or mental sickness or any injury which renders the Employee incapable of performing the services required of him as an employee of the Company and which does or may be expected to continue for more than six months during any 12-month period. In the event Employee shall be able to perform his usual and customary duties on behalf of the Company following a period of Disability, and does so perform such duties or such other duties as are prescribed by the Board of Directors for a period of three continuous months, any subsequent period of Disability shall be regarded as a new period of Disability for purposes of this Agreement. The Company and the Employee shall determine the existence of a Disability and the date upon which it occurred. In the event of a dispute regarding whether or when a Disability occurred, the matter shall be referred to a medical doctor selected by the Company and the Employee. In the event of their failure to agree upon such a medical doctor, the Company and the Employee shall each select a medical doctor who together shall select a third medical doctor who shall make the determination. Such determination shall be conclusive and binding upon the parties hereto.

          (ii)  For purposes of this Agreement, “Cause” shall be deemed to exist if the Employee shall have (1) engaged in a material breach of the terms of section 7 or section 8 of this Agreement; (2) refused to perform a lawful written directive of the Board of Directors of the Company or the Company’s Chief Executive Officer that is consistent with Employee’s duties and responsibilities; (3) been convicted of, or plead guilty to, or plead nolo contendere to a felony or a crime involving moral turpitude; (4) committed an act of fraud, embezzlement or material misappropriation against the Company, including, but not limited to, the offer, payment, solicitation or acceptance of any unlawful bribe or kickback with respect to the Company’s business; (5) habitually neglected his duties (other than resulting from Employee’s incapacity due to physical or mental illness); (6) failed to perform the duties incident to his employment with the Company on a regular basis, including but not limited to by reason of chronic absence from work (excluding a failure resulting from the Employees’ Disability, vacations, illnesses or leaves of absence approved by the Board); (7) made a knowing material misrepresentation to the stockholders or directors of the Company; or (8) engaged in willful and intentional material misconduct in the performance of his duties or gross negligence of his duties under this Agreement or a material violation of his fiduciary obligations to the Company; provided, that for purposes of clause (2) and only the first act or omission with respect to section 8 of this Agreement for clause (1), any act or omission that is curable shall not constitute Cause unless the Company gives Employee written notice of such act or omission, that specifies the act or omission in reasonable detail, and that specifically refers to this section and, within 15 days after such notice is received by Employee, Employee fails to cure such act or omission (except that the Company shall not be required to provide such notice more than once in cases of repeated acts or omissions).

           (iii)  For purposes of this Agreement, “Good Reason” shall mean (1) the material diminution of the Employee’s duties set forth in section 3 above or any material adverse change in title, status, responsibilities, authorities or material perquisites of Employee; (2) the relocation of the offices at which the Employee is principally employed to a location which is more than 50 miles from the offices at which the Employee is principally employed as of the date hereof; provided, that travel necessary for the performance of the Employee’s duties set forth in section 3 above shall not determine the location where the Employee is “principally employed;” (3) assignment to Employee of duties materially inconsistent with his position and duties described in this Agreement; (4) any material reduction in or failure to pay Employee’s Base Salary as provided herein; or (5) any breach of Section 5 of this Agreement by the Company regarding Employee's eligibility to participate in incentive option or other incentive compensation.

            (c)  Termination for Disability or Death. In the event of termination for Disability or death, payments of the greater of (i) the Employee’s Base Salary or (ii) $300,000 shall be made to the Employee, his designated beneficiary or his estate for a period of six months after the Termination Date in accordance with the normal payroll practices of the Company. During this period, the Company shall also reimburse the Employee for amounts paid, if any, to continue medical, dental and health coverage pursuant to the provisions of the Consolidated Omnibus Budget Reconciliation Act. During this period, the Company will also continue Employee’s life insurance and disability coverage, to the extent permitted under applicable policies, and will pay to the Employee the fringe benefits pursuant to section 5 which have accrued prior to the Termination Date.

            (d)  Termination by the Company without Cause or by the Employee for Good Reason. If (i) the Employment Period is terminated by the Company for any reason other than for Cause, Disability or death, (ii) the Employment Period is terminated by the Company for what the Company believes is Cause or Disability, and it is ultimately determined that the Employment Period was terminated without Cause or Disability or (iii) the Employee resigns for Good Reason, the Employee shall be entitled to receive, as damages for such a termination, a severance amount of $400,000 to be paid on the Termination Date, and Employee shall receive $200,000 in consideration for his covenants and agreements provided in sections 7 and 8, with such amount to be paid in a lump sum of $100,000 on the first anniversary of the Termination Date and the remaining $100,000 to be paid on the second anniversary of the Termination Date. If such a termination or resignation occurs at any time after the occurrence of or in contemplation of a Change of Control, then Employee shall be entitled to receive as damages for such termination, a severance amount of $700,000 to be paid on the Termination Date, and Employee shall be entitled to receive $200,000 in consideration for his covenants and agreements provided in sections 7 and 8, to be paid six months after the Termination Date. If such a termination occurs after the occurrence of or in contemplation of a Change of Control, as provided in the prior sentence, the Noncompete Period provided in section 7(a) shall be reduced to six months. During the applicable Noncompete Period, the Company shall also reimburse the Employee for amounts paid, if any, to continue medical, dental and health coverage pursuant to the provisions of the Consolidated Omnibus Budget Reconciliation Act. During the applicable Noncompete Period, the Company will also continue Employee’s disability coverage. In addition, the Company will pay to the Employee the fringe benefits pursuant to section 5 which have accrued prior to the Termination Date.

            (e)  Termination by the Company for Cause or by the Employee Without Good Reason. If the Employment Period is terminated by the Company with Cause or as a result of the Employee’s resignation without Good Reason, the Employee shall not be entitled to receive his Base Salary or any fringe benefits or bonuses for periods after the Termination Date.

            (f)  Expected Completion Date Without Offer of Extension. In the event that the Termination Date occurs as a result of a failure of the Company to offer to extend the term of this Agreement at or prior to the Expected Completion Date, the Employee shall be entitled to receive, as a result of such failure by the Company to offer to renew this Agreement and in consideration of his covenants and agreements provided in sections 7 and 8, an amount equal to $200,000, to be paid on the six month following the Termination Date and the Noncompete Period will be reduced to six months. If the Company offers, at least three months prior to the Expected Completion Date, to extend the term of this Agreement for a term of at least three more years with similar or better terms including an increase in both the base salary and bonus compensation to accommodate CPI increases from January 1, 2006 until December 31, 2007, and Employee does not agree to an extension, the Noncompete Period shall be two years with such amount to be paid in a lump sum of $100,000 on the first anniversary of the Termination Date and the remaining $100,000 to be paid on the second anniversary of the Termination Date.

            (g)  Effect of Termination. Except as provided in section 6(d) and 6(f), the termination of the Employment Period pursuant to section 6(a) shall not affect the Employee’s obligations as described in sections 7 and 8.

7.  Noncompetition and Nonsolicitation. The Employee acknowledges and agrees that the contacts and relationships of the Company and its Subsidiaries with its customers, suppliers, licensors and other business relations are, and have been, established and maintained at great expense and provide the Company and its Subsidiaries with a substantial competitive advantage in conducting their business. The Employee acknowledges and agrees that by virtue of the Employee’s employment with the Company, the Employee will have unique and extensive exposure to and personal contact with the Company’s customers and licensors, and that he will be able to establish a unique relationship with those Persons that will enable him, both during and after employment, to unfairly compete with the Company and its Subsidiaries. Furthermore, the parties agree that the terms and conditions of the following restrictive covenants are reasonable and necessary for the protection of the business, trade secrets and Confidential Information (as defined in section 8 below) of the Company and its Subsidiaries and to prevent great damage or loss to the Company and its Subsidiaries as a result of action taken by the Employee. The Employee acknowledges and agrees that the noncompete restrictions and nondisclosure of Confidential Information restrictions contained in this Agreement are reasonable and the consideration provided for herein is sufficient to fully and adequately compensate the Employee for agreeing to such restrictions. The Employee acknowledges that he could continue to actively pursue his career and earn sufficient compensation in the same or similar business without breaching any of the restrictions contained in this Agreement.

            (a)  Noncompetition. The Employee hereby covenants and agrees that during the Employment Period and for two years thereafter (the “Noncompete Period”) (except that the Noncompete Period may be shorted as provided in section 3(d) and 3(f)), he shall not, directly or indirectly, either individually or as an employee, principal, agent, partner, shareholder, owner, trustee, beneficiary, co-venturer, distributor, consultant, representative or in any other capacity, participate in, become associated with, provide assistance to, engage in or have a financial or other interest in any business, activity or enterprise which is competitive with the business of the Company or any of the Company’s Subsidiaries. The ownership of less than three percent interest in a corporation whose shares are traded in a recognized stock exchange or traded in the over-the-counter market, even though that corporation may be a competitor of the Company, shall not be deemed financial participation in a competitor. The continued service as chairman of the company described in section 3 of this agreement shall not be deemed to be a violation of this noncompete provision. If the final judgment of a court of competent jurisdiction declares that any term or provision of this section is invalid or unenforceable, the parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. The term “indirectly” as used in this section and section 8 below is intended to include any acts authorized or directed by or on behalf of the Employee or any Affiliate of the Employee.

            (b)  Nonsolicitation. The Employee hereby covenants and agrees that during the Noncompete Period, he shall not, directly or indirectly, either individually or as an employee, agent, partner, shareholder, owner, trustee, beneficiary, co-venturer, distributor, consultant or in any other capacity:

          (i)  canvass, solicit or accept from any Person who is a customer or licensor of the Company or any of its Subsidiaries (any such Person is hereinafter referred to individually as a “Customer,” and collectively as the “Customers”) any business which is in competition with the business of the Company or any of its Subsidiaries (as the Company's or its Subsidiaries’ business existed during the Employment Period) including, without limitation, the canvassing, soliciting or accepting of business competitive with the Company’s or its Subsidiaries business (as the Company's or its Subsidiaries’ business existed during the Employment Period) from any Person which is or was a Customer of the Company or any of its Subsidiaries within two years preceding the date of this Agreement, or during the Employment Period;

          (ii)  advise, request, induce or attempt to induce any of the Customers, suppliers, or other business contacts of the Company or any of its Subsidiaries who currently have or have had business relationships with the Company or any of its Subsidiaries within two years preceding the date of this Agreement, during the Employment Period, to withdraw, curtail or cancel any of its business or relations with the Company or any of its Subsidiaries;

             (iii)  induce or attempt to induce any employee, sales representative, consultant or other agent of the Company or any of its Subsidiaries to terminate his relationship or breach any agreement with the Company or any of its Subsidiaries other than Larry Bernicky, Barry Gersowsky, John Lee, and Richard E. Rothkopf; or

          (iv)  hire any person who within six months prior to the date of hiring was an employee, sales representative, consultant or other agent of the Company or any of its Subsidiaries at any time during the Noncompete Period other than (1) Larry Bernicky, Barry Gersowsky, John Lee, and Richard E. Rothkopf or (2) a person whose relationship with the LCI or its Subsidiaries has been terminated by the LCI, its Subsidiaries, or their respective successors and assigns.

8.  Confidential Information. The Employee acknowledges and agrees that the customers, business connections, customer lists, procedures, operations, techniques, and other aspects of and information about the business of the Company and its Subsidiaries (the “Confidential Information”) are established at great expense and protected as confidential information and provides the Company and its Subsidiaries with a substantial competitive advantage in conducting their business. The Employee further acknowledges and agrees that by virtue of his past employment with the Company, and by virtue of his employment with the Company, he has had access to and will have access to, and has been entrusted with and will be entrusted with, Confidential Information, and that the Company would suffer great loss and injury if the Employee would disclose this information or use in a manner not specifically authorized by the Company. Therefore, the Employee agrees that during the Employment Period and for five years thereafter, he will not, directly or indirectly, either individually or as an employee, agent, partner, shareholder, owner trustee, beneficiary, co-venturer distributor, consultant or in any other capacity, use or disclose or cause to be used or disclosed any Confidential Information, unless and to the extent that any such information (a) becomes generally known to and available for use by the public other than as a result of the Employee’s acts or omissions or (b)  is legally required to be disclosed (by oral questions, deposition, interrogatory, request for information or documents, subpoena, civil investigative demand or similar process); provided, that to the extent practicable the Employee shall provide the Company with prompt written notice of such legal requirement so that the Company may seek a protective order or other appropriate remedy and, in the event that such protective order or other remedy is not obtained, the Employee shall furnish only that portion of the Confidential Information which is legally required to be disclosed and will cooperate with the Company to obtain assurances that confidential treatment will be accorded such Confidential Information. At the Company’s request, the Employee shall deliver to the Company at the termination of the Employment Period, or at any other time the Company may reasonably request, all memoranda, notes, plans, records, reports, computer tapes, printouts and software and other documents and data (and copies thereof) relating to the Confidential Information, Work Product (as defined below) or the business of the Company or any of its Subsidiaries which he may then possess or have under his control. The Employee acknowledges and agrees that all inventions, innovations, improvements, developments, methods, designs, analyses, drawings, reports and all similar or related information (whether or not patentable) which relate to the Company’s or any of its Affiliate’ actual or anticipated business research and development or existing or future products or services and which are conceived, developed or made by the Employee while employed by the Company and its Subsidiaries (“Work Product”) belong to the Company or such Affiliate, as the case may be.

9.  Common Law of Torts and Trade Secrets. The parties agree that nothing in this Agreement shall be construed to limit or negate the common law of torts or trade secrets where it provides the Company and its Affiliates with broader protection than that provided herein.

10.  Definitions.

        “Affiliate” means, with respect to any Person, any other Person controlling, controlled by or under common control with such Person and any partner of a Person which is a partnership.

        “Change of Control” means:

        (a)  The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of Company (the “Outstanding Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from Company, (ii) any acquisition by Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by Company or any corporation controlled by Company or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this definition; or

        (b)  Individuals who, as of the date hereof, constitute the Board of Directors of Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors of Company; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of Company; or

        (c)  Approval by the stockholders of Company of a reorganization, merger or consolidation (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns Company through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the approval of the initial agreement, or of the action of the Board of Directors of Company, providing for such Business Combination; or

        (d)  Approval by the stockholders of Company of (i) a complete liquidation or dissolution of Company or (ii) the sale or other disposition of all or substantially all of the assets of Company, other than to a corporation, with respect to which following such sale or other disposition, [a] more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be, [b] less than 20% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by any Person (excluding any employee benefit plan (or related trust) of Company or such corporation), except to the extent that such Person owned 20% or more of the Outstanding Common Stock or Outstanding Voting Securities prior to the sale or disposition, and [c] at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the approval of the initial agreement, or of the action of the Board of Directors of Company, providing for such sale or other disposition of assets of Company or were elected, appointed or nominated by the Board of Directors of Company.

        “Person” means any individual, partnership, corporation, limited liability company, association, joint stock company, trust, joint venture, unincorporated organization and any governmental entity or any department, agency or political subdivision thereof.

        “Senior Management” at any time means the senior executive officers of the Company which will include, without limitation, the Chief Executive Officer, President, Chief Operating Officer, Executive Vice Presidents, Chief Financial Officer and such other officers of the Company as the Board of Directors shall determine from time to time.

        “Subsidiary” means, with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such partnership, association or other business entity.

11.  Specific Performance. The Employee acknowledges and agrees that irreparable injury to the Company may result in the event the Employee breaches any covenant or agreement contained in sections 7 and 8 and that the remedy at law for the breach of any such covenant will be inadequate. Therefore, if the Employee engages in any act in violation of the provisions of sections 7 and 8, the Employee agrees that the Company shall be entitled, in addition to such other remedies and damages as may be available to it by law or under this Agreement, to injunctive relief to enforce the provisions of sections 7 and 8.

12.  Waiver. The failure of either party to insist in any one or more instances, upon performance of the terms or conditions of this Agreement shall not be construed as a waiver or a relinquishment of any right granted hereunder or of the future performance of any such term, covenant or condition.

13.  Notices. Any notice to be given hereunder shall be deemed sufficient if addressed in writing and delivered by registered or certified mail or delivered personally, in the case of the Company, to its principal business office, and in the case of the Employee, to his address appearing on the records of the Company, or to such other address as he may designate in writing to the Company. 14. Severability. In the event that any provision shall be held to be invalid or unenforceable for any reason whatsoever, it is agreed such invalidity or unenforceability shall not affect any other provision of this Agreement and the remaining covenants, restrictions and provisions hereof shall remain in full force and effect and any court of competent jurisdiction may so modify the objectionable provision as to make it valid, reasonable and enforceable. Furthermore, the parties specifically acknowledge the above covenant not to compete and covenant not to disclose confidential information are separate and independent agreements.

        14.  Severability. In the event that any provision shall be held to be invalid or unenforceable for any reason whatsoever, it is agreed such invalidity or unenforceability shall not affect any other provision of this Agreement and the remaining covenants, restrictions and provisions hereof shall remain in full force and effect and any court of competent jurisdiction may so modify the objectionable provision as to make it valid, reasonable and enforceable. Furthermore, the parties specifically acknowledge the above covenant not to compete and covenant not to disclose confidential information are separate and independent agreements.

15.  Complete Agreement. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. Without limiting the generality of the foregoing, this Agreement supersedes the Employment Agreement, dated as of March 4, 2003, between Racing Champions Ertl Corporation and the Employee (together with all amendments thereto, the “Prior Agreement”). The Prior Agreement is hereby terminated and shall cease to be of any further force or effect.

16.  Amendment. This Agreement may only be amended by an agreement in writing signed by each of the parties hereto.

17.  Governing Law. This Agreement shall be governed by and construed exclusively in accordance with the laws of the State of Illinois, regardless of choice of law requirements.

18.  Benefit. This Agreement shall be binding upon and inure to the benefit of and shall be enforceable by and against the Company, its successors and assigns and the Employee, his heirs, beneficiaries and legal representatives. It is agreed that the rights and obligations of the Employee and the Company may not be delegated or assigned.

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[signature page to Employment Agreement]

IN WITNESS WHEREOF, the parties have executed or caused this Employment Agreement to be executed as of the date first above written.

RC2 CORPORATION BY /s/ Curtis W. Stoelting Curtis W. Stoelting, Chief Executive Officer
RC2 CORPORATION - COMPENSATION COMMITTEE /s/ John S. Bakalar John S. Bakalar, Director and Compensation Committee Chairman
/s/ John J. Vosicky John J. Vosicky, Director and Compensation Committee Member
/s/ Daniel M. Wright Daniel M. Wright, Director and Compensation Committee Member
/s/ Richard E. Rothkopf Richard E. Rothkopf

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